UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2012

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On February 28, 2012, Inland Real Estate Corporation (the “Company”) entered into a purchase agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as the representative of the several underwriters named on Schedule A therein (the “Underwriters”), relating to the issuance and sale of up to 2,400,000 shares of 8.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”) at a public offering price of $25.3906 per share (the “Preferred Stock Offering”). The initial closing of the Preferred Stock Offering is expected to occur on March 2, 2012, subject to satisfaction of customary closing conditions. The shares of Series A Preferred Stock have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (File No. 333-158800) previously filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Act (the “Registration Statement”).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit, which is incorporated into this Item 1.01 by reference. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the prospectus supplement filed on February 29, 2012 with the SEC pursuant to Rule 424(b) under the Act, which disclosure is also incorporated by reference into this Item 1.01.  The prospectus supplement supplements the Company’s base prospectus included in the Registration Statement.

The Underwriters and their respective affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings in the ordinary course of business with the Company and its affiliates, for which they have received and may continue to receive customary fees and commissions. The Company plans to use the net proceeds of the Preferred Stock Offering for the repayment indebtedness. Affiliates of certain of the Underwriters are lenders under the Company’s line of credit and term loan. These affiliates may receive a portion of the net proceeds of the Preferred Stock Offering proportionate to their respective commitments under the line of credit and term loan.

In connection with the filing of the Underwriting Agreement, the Company is filing opinions of its counsel, Venable LLP and Shefsky & Froelich Ltd., as Exhibits 5.1 and 8.1, respectively, to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2012, the Company filed with the State of Maryland a Certificate of Correction (the “Certificate of Correction”) to the Company’s Articles Supplementary that were filed with the State of Maryland on October 3, 2011 (the “October Articles Supplementary”). The Certificate of Correction was filed to correct an error in Section 9(a) of the October Articles Supplementary, which incorrectly used the number of duly classified and designated shares of Series A Preferred Stock as a factor in calculating the Exchange Cap. The correct factor should have been, and was amended to be, the 6,000,000 authorized shares of the Company’s preferred stock, $0.01 par value per share. A copy of the Certificate of Correction, which was effective on the filing date of February 28, 2012, is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated into this Item 5.03 by reference.

On February 29, 2012, the Company filed with the State of Maryland Articles Supplementary (the “Articles Supplementary”), to the Company’s Fourth Articles of Amendment and Restatement, classifying and designating an additional 2,100,000 shares of Series A Preferred Stock. As set forth in the Articles Supplementary, the additional shares of Series A Preferred Stock have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the 2,300,000 Series A Preferred Stock initially classified and designated by the Company on October 3, 2011. A copy of the Articles Supplementary, which was effective on the filing date of February 29, 2012, is filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

On February 28, 2012, the Company issued a press release announcing pricing of the Preferred Stock Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

1.1

Purchase Agreement, dated February 28, 2012, by and among Inland Real Estate Corporation, on the one hand, and Wells Fargo Securities, LLC, as representative of the several Underwriters listed on Schedule A attached thereto, on the other hand.

3.1	Certificate of Correction.

3.2	Articles Supplementary.

5.1	Opinion of Venable LLP.

8.1	Opinion of Shefsky & Froelich Ltd.

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Shefsky & Froelich Ltd. (included in Exhibit 8.1 hereto).

99.1	Press release dated February 28, 2012.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995.These forward-looking statements are not historical facts but are the intent, belief or current expectations of the Company’s management based on their knowledge and understanding of the business and industry, the economy and other future conditions. For example, the Company makes forward-looking statements in this Current Report regarding the possibility of the exercise of the overallotment option and the Company’s expectations as to the initial closing of the Preferred Stock Offering. Forward-looking statements are not guarantees of future performance or events, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements herein due to numerous risks and uncertainties. See ‘‘Risk Factors’’ beginning on page S-9 of the prospectus supplement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Current Reports on Form 8-K for a more complete discussion of these risks and uncertainties.  The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       March 2, 2012

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark Zalatoris
Name:	Mark Zalatoris
Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Purchase Agreement, dated February 28, 2012, by and among Inland Real Estate Corporation, on the one hand, and Wells Fargo Securities, LLC, as representative of the several Underwriters listed on Schedule A attached thereto, on the other hand.

3.1	Certificate of Correction.

3.2	Articles Supplementary.

5.1	Opinion of Venable LLP.

8.1	Opinion of Shefsky & Froelich Ltd.

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Shefsky & Froelich Ltd. (included in Exhibit 8.1 hereto).

99.1	Press release dated February 28, 2012.